Hurricane Ivan Flood Relief Program Reporting Requirements

Borrower agrees to the requirements described below in the first year following the loan closing.

1. Borrower agrees to provide a report showing revenues, expenses, and profits/losses for the calendar quarters ended **September 30, 2005** and **March 31, 2006**. The information is to be provided no later than forty-five (45) days after the close of the calendar quarter.

2. Borrower agrees to provide a report showing the number of fulltime and part-time employees for the calendar quarters ended **September 30, 2005** and **March 31, 2006**. The information is to be provided no later than forty-five (45) days after the close of the calendar quarter.

3. Borrower agrees to meet with an Allegheny County representative at their place of business.

4. Borrower agrees to provide other information as requested.

Information should be mailed to;

Allegheny County Department of Economic Development
425 Sixth Avenue, Suite 800
Pittsburgh, PA. 15219

ATTN: Hurricane Ivan Flood Relief Program

BORROWER

Innovative Designs

[signature]

6-20-05
(DATE)

1

NOTE

$13,923

Pittsburgh, Pennsylvania
Dated: June 2, 2005

FOR VALUE RECEIVED, **Innovative Designs,** (hereinafter referred to as "**Borrower**"), promises to pay to the order of the **Redevelopment Authority of Allegheny County**, a political subdivision of the Commonwealth of Pennsylvania (hereinafter referred to as "Payee"), its successors or assigns, in lawful money of the United States of America, the sum of **Thirteen Thousand Nine Hundred Twenty three DOLLARS ($13,923),** with zero percent (0%) interest thereon as follows:

Commencing **July 1, 2006**, and on the same day of each month for **Forty-Seven** (47) months, principal payments in the amount of **Two Hundred Ninety and 06/100 DOLLARS ($290.06)** will be due and payable with a final payment of all outstanding principal, penalties, costs, fees, including legal fees, due and payable on **June 1, 2010** without notice, protest or demand all of which are hereby expressly waived by the Borrower. 4 YEAR LOAN

In addition thereto, in the event any payment provided for herein shall not be made within fifteen (15) days of its becoming due and payable, the Borrower agrees to pay a late charge in an amount not exceeding six percent (6%) of any such overdue payment as compensation for the additional service resulting from the default; all payments are to be mailed to **Redevelopment Authority of Allegheny County (RAAC), 425 Sixth Avenue, Suite 800, Pittsburgh, Pennsylvania 15219**.

In the event the Borrower shall not make timely payments of the indebtedness on the dates as specified herein or in case default shall occur in the performance by the Borrower of any of the other obligations of this Note, Loan Agreement, Guaranty Agreement, or Security Agreement, all of even date herewith and securing this Note (hereinafter "Loan Documents"), then the entire unpaid balance of the principal debt, and all other sums due from the Borrower pursuant to the terms of this Note or said Loan Documents, and unpaid interest thereon, being retroactively increased to the date of closing at a rate that shall not exceed the highest prime rate charged by any local banking institution within Allegheny County, plus any and all costs, attorney fees and expenses, shall, at the option of the holder, and upon the expiration of 10 days written notice thereof, become immediately due and payable. Thereafter, one or more executions may forthwith issue on any judgments obtained and the whole of the

principal sum shall bear interest at the rate of fifteen percent (15%) per annum from and after maturity, whether or not resulting from acceleration and before or after judgment. No failure on the part of any holder hereof to exercise any of the rights hereunder shall be deemed a waiver of any such right or of any default hereunder.

UPON DEFAULT AND AFTER THE EXPIRATION OF 10 DAYS WRITTEN NOTICE THEREOF, (AS DEFINED IN ANY LOAN DOCUMENT) THE BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OF AMERICA OR ELSEWHERE TO APPEAR FOR THE BORROWER, AND WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST THE BORROWER IN FAVOR OF ANY HOLDER HEREOF, FOR THE UNPAID BALANCE OF THE PRINCIPAL DEBT AND ALL OTHER SUMS DUE FROM THE BORROWER PURSUANT TO THE TERMS OF THIS NOTE OR SAID LOAN DOCUMENTS AND UNPAID INTEREST THEREON, COSTS OF SUIT AND ACTUAL ATTORNEY'S FEE OR TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00), WHICHEVER IS THE LARGER AMOUNT. THE BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS; WAIVES STAY OF EXECUTION, EXTENSION OF TIME OF PAYMENT, ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR HEREAFTER MAY BE EXEMPTED BY LAW, AND WAIVES NOTICE OF PRESENTMENT, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST FOR NONPAYMENT.

The single exercise of the power of attorney under this Note shall not exhaust said power and the holder may confess judgment and issue executions as many times as legally needed.

The aggregate amount of indebtedness evidenced by this Note is being advanced by the Payee hereof to the Borrower pursuant to and in accordance with the terms and conditions of a certain Loan Agreement of even date herewith. Any default by the Borrower under said Loan Agreement shall, at the option of the Payee, constitute a default hereunder.

See Separate Loan Agreement

The obligations and liabilities of the Borrower, including without limitation the warrant to confess judgment, shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the Payee and its successors and assigns.

WITNESS the due execution hereof the day and year first above written.

WITNESS:

____

BORROWER

Innovative Designs

By______________________
Joseph Riccelli (Title)

AFFIDAVIT AND ACKNOWLEDGMENT OF WAIVER OF RIGHTS

The Borrower, who after being duly sworn according to law, do hereby certify under penalty of perjury as follows:

1. That the Redevelopment Authority of Allegheny County may obtain a judgment against the Borrower by filing the Note with the Court of Common Pleas and such judgment would be valid without a trial. Further that the Judgment may be used to immediately execute against the Borrower's property without a hearing by a court.

2. That by signing the Note, the Borrower is waiving certain constitutional rights such as a right to a hearing before being deprived of property.

WITNESS:

BORROWER:

Innovative Designs

Joseph Riccelli (Title)

Date: 6/20/05

Sworn to and subscribed before me this 20th day of June, 2005.

Notary Public

My Commission Expires:

Notarial Seal
Angela G. Hicks, Notary Public
City Of Pittsburgh, Allegheny County
My Commission Expires Apr. 1, 2006
Member, Pennsylvania Association Of Notaries

LOAN AGREEMENT/GRANT AGREEMENT

This Loan/Grant Agreement (this **Agreement**) is made this 2nd day of June 2005.

BY AND BETWEEN

The Redevelopment Authority of Allegheny County, having its principal office at 425 Sixth Avenue, Suite 800, Pittsburgh, Pennsylvania 15219 (hereinafter referred to as "**RAAC**"),

AND

Innovative Designs, (hereinafter referred to as "**Borrower**"),

WITNESSETH:

WHEREAS, **Borrower** has applied to **RAAC** for a loan and made warranties and representations in its application for the loan, which is herein incorporated, and further warranties and representations which are set forth or referred to herein; and

WHEREAS, **RAAC**, in reliance upon the said warranties and representations, has agreed to grant said loan upon certain terms and conditions; and

WHEREAS, **Borrower** recognizes that the loan proceeds are provided by the County of Allegheny pursuant to its Hurricane Ivan Business Relief Program; and

WHEREAS, RAAC has received grant funding from several foundations to facilitate the Hurricane Ivan Business Relief Program Fund; and

WHEREAS, Borrower has agreed to accept said grant funds for the purposes

outlined herein and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1: RECITALS AND COMMITMENT

1.1. The foregoing recitals are incorporated herein and made a part hereof.

1.2. **RAAC** has heretofore issued to **Borrower** a commitment with respect to this Loan. The commitment and any references or amendments and supplements thereto are incorporated herein by reference, the provisions thereof are incorporated herein and shall be referred to herein as the "Commitment". This Agreement does not and is not intended to supersede the Commitment nor the provisions thereof, however, in the case of any variation between the Commitment or this Agreement then this agreement shall govern. Any failure of the **Borrower** to comply with the Commitment shall constitute a default hereunder.

SECTION 2: AMOUNTS AND TERMS OF LOAN

2.1. Term Loan. **RAAC** agrees to loan to the **Borrower** on the Loan closing, upon satisfactory fulfillment of the terms and conditions hereof, the amount of **Thirteen Thousand Nine Hundred Twenty Three DOLLARS ($13,923)** (the **"Loan"**), to be evidenced by a promissory note (the "Note") from **Borrower** to **RAAC**. Said Note shall be for a term of **Five (5) years** and shall contain the payment terms set forth in Section 2.2. herein. (→ See Note Loan was for Approximately 4 Years ([illegible] months))

2.2. Repayment of Principal and Interest on the Loan. The Note shall contain provisions for repayment as follows: the loan shall bear zero (0) interest. Principal payments shall be in the amount of **Two Hundred Ninety and 06/100 DOLLARS**

(**$290.06**), commencing on **July 1, 2006**, and payable on the same day of each month for **Forty Seven** (**47**) months and a final payment of all principal, penalties and fees (if applicable) shall be due on **June 1, 2010**.

2.3. Use of Proceeds. The Proceeds of the Loan shall be used to purchase replacement equipment and/or inventory damaged in the September 17, 2004 flooding and for working capital to replenish funds spent for flood damage. It is further agreed by Borrower that proof of expenditure of proceeds (cancelled checks, paid invoices, etc.) will be provided within thirty (30) days of receipt of loan proceeds.

SECTION 3: AMOUNT AND TERMS OF GRANT

3.1 Grant. **RAAC** agrees to make a Grant to **Borrower** in the amount of **Eleven Thousand One Hundred Thirty Eight Dollars ($11,138)**. Said Grant shall contain no re-payment provisions and shall be made in conjunction with the Loan closing set forth in Section 2.1 above. Any violation of the Terms and Conditions in this Agreement with respect to the Grant shall be considered a default under this Loan/Grant Agreement and repayment on the Grant may be made at the sole discretion of **RAAC**.

SECTION 4: CONDITIONS

Obligations to make the Loan shall be subject to the satisfaction by **Borrower** on or before the Loan Closing of the following conditions:

4.1. Security for the Loan.

4.1.1. Subordinate Lien against all business assets.

4.1.2. Proof of ownership of said Property.

4.1.3. Guaranty Agreement executed on the same date herein by

Borrowers.

4.1.4 Other miscellaneous documents as **RAAC** may deem necessary to secure the Loan. The Note and this Agreement, the Security Agreement, the Guaranty, and all other documents hereinafter sometimes referred to as the (Loan Documents).

SECTION 5: REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that:

5.1. Title and Priority of Liens. It has or will have good title to the real and personal property, equipment and improvements described in its applications as the subject of this project and in all security described in the Loan Documents.

5.2. Tax Returns. It has made provision for the payment of all taxes including the taxes of its employees withheld by it which have or may become due pursuant to said returns or otherwise. No objection to any return or claim for additional taxes is being asserted which, if sustained or allowed, would have any material or adverse effect on the net worth of **Borrower**. **Borrower** warrants that it shall provide copies of all annual tax returns required to be filed by any State, Federal or local law.

5.3. Litigation, etc. There is no litigation in law or in equity or otherwise nor any proceeding before any Federal, State, County or municipal court, board or other governmental or administrative agency pending, or to the knowledge of **Borrower** threatened, which may involve any material risk or any material judgment or liability not fully covered by insurance, or which may otherwise result in any material adverse change in **Borrower's** business or assets or on its conditions, financial or otherwise. **Borrower** is not bound by any contract, indenture, agreement, lease or other instrument which prohibits **Borrower** from entering into and performing its obligations

under this Agreement. **Borrower** is not in default under any provisions of any material agreement or any other instrument by which it is bound or in default under any provision of any Federal or State law, ordinance, governmental order, rule or regulation.

SECTION 6: AFFIRMATIVE COVENANTS

Borrower agrees that so long as it owes any debt to **RAAC** it will:

6.1 Compliance with Hurricane Ivan Business Relief Program. Compliance with the **RAAC's** Hurricane Ivan Business Relief Program as funded by a grant from the United States Department of Housing and Urban Development Community Development Block Grant Funds C.D. Agreement effective April 1, 1994 and any extensions thereof, and the rules and regulations promulgated by the County of Allegheny including, but not limited to:

a. **Borrower** shall not invest any **RAAC** loan proceeds or grant funds without prior written authorization from **RAAC.** If authorization should be granted, the Borrower also agrees to return to **RAAC** any and all interest earned on investments;

b. Said business shall not remove business assets or relocate the business outside the **Boroughs** of **Sharpsburg and Etna**, **County of Allegheny,** without the express written consent of **RAAC**. A violation of this condition may result in the rate of interest on the loan being increased retroactive to the date of closing on the loan and the loan becoming immediately due and payable at the sole discretion of **RAAC**. The increased rate shall not exceed the highest prime rate charged by ay local banking institution within Allegheny County.

6.2 Compliance with Davis Bacon Act. **Borrower** agrees that, if the loan proceeds are used for construction, it will comply with and provide the required

certifications, and comply with the Davis Bacon Act.

6.3. Financial and Other Statements. Furnish **RAAC** with copies of its filed Federal Income Tax Return within 120 days of the date that the same is filed with the Internal Revenue Service.

6.4. Insurance. Keep all insurable Property owned, leased or controlled by **Borrower** insured against fire, flood and other hazards, keep the **Borrower** adequately insured against liability on account of injury to persons and property, and furnish to **RAAC** upon its request, but no more often than annually, proof thereof and maintain adequate Workman's Compensation Insurance for its employees.

6.5. Property. Maintain all property used or useful in its business in good repair.

6.6. Business Existence. Maintain its business existence in good standing and in compliance with all applicable statues, rules and regulations.

6.7. Licenses and Permits. Maintain all Federal, State and municipal licenses and permits necessary for the operation of its business.

6.8. Waiver and Indemnification. **Borrower** agrees to protect, defend, indemnify and save harmless the County of Allegheny and **RAAC**, including its elected officials, officers, appointees and any agents and employees thereof, from and against any and all liability, damages, claims, suits, liens, and judgments of whatever nature, including but not limited to claims for contribution and/or indemnification for injuries to or death of any person or persons, and for damage to the property of any person or persons, caused by, in connection with, or arising out of any activities undertaken pursuant to this Agreement. **Borrower's** obligation to protect, defend, indemnify and

save harmless as set forth in this paragraph shall include any and all reasonable attorney's fees incurred by the County of Allegheny and **RAAC**, including its elected officials, officers, appointees and any agents and employees thereof, in the defense and/or handling of said suits, demands, judgments, liens, claims and the like and all attorney's fees and investigation expenses incurred by the County in enforcing and/or obtaining compliance with the provisions of this paragraph. **Borrower** further agrees to protect, defend, indemnify and save harmless the County and **RAAC** including its elected officials, officers, appointees and any agents and employees thereof, from and against any claims or liability for compensation under the Workman's Compensation Act arising out of injuries sustained by any employees of **Borrower**, or of any licenses or subcontractors of **Borrower**. The **Borrower** further waives and releases any and all liability, damages, claims, suits, liens and judgments of whatever nature, now existing or hereafter arising which **Borrower** may claim against the County and **RAAC**, its elected officials, officers, appointees and any agents or employees of **RAAC**, arising from or by reason of their being or having been a member, agent or employee in the conduct of their responsibilities with **Borrower,** as a corporation, or activities undertaken pursuant to this loan transaction.

6.9. Expenditure of Proceeds. In addition, **Borrower** must begin to expend the loan proceeds within sixty (60) days of the date hereof.

SECTION 7: NEGATIVE COVENANTS

7.1. Reinvestment of Proceeds. **Borrower** hereby warrants and covenants that it will not place or invest the loan proceeds in any interest bearing account or other investment without the express written consent of RAAC. In the event **Borrower** places

the loan proceeds in an interest bearing account or some other form of investment, then any and all interest earned or income received from such investment shall be the sole property of **RAAC** and the entire principal amount of the loan together with interest accrued thereon may become due and payable at the discretion of **RAAC**..

7.2. Salaries, Bonuses, Wages. **Borrower** warrants and covenants that, should any of the loan proceeds be used for working capital, none of the proceeds shall be used for salaries, bonuses, wages, or other forms of compensation to any officer, director, shareholder or principal of **Borrower**, without prior approval of **RAAC**.

7.3. Relocation of Business. **Borrower** shall not relocate its Business or remove business assets outside the **Boroughs of Sharpsburg & Etna**, County of Allegheny without the express written consent of **RAAC.** A violation of this condition shall result in the rate of interest on the Loan being increased retroactively to the date of closing on the Loan and shall become due and payable at the sole discretion of **RAAC**. The increased rate shall not exceed the highest prime rate charged by any local banking institution within Allegheny County at the time of loan closing.

SECTION 8: WAIVERS

No course of dealing between **RAAC** and **Borrower** or any delay or omission on **RAAC** part in exercising any rights under the Loan Documents shall operate as a waiver of any rights. The waiver on any one occasion shall not be construed as a waiver of any right on any future or further occasion.

SECTION 9: EVENTS OF DEFAULT

If any one or more of the following events herein termed "Events of Default" shall happen and extend beyond any applicable grace or cure period, that is to say:

9.1. Failure to Make Payments. Failure to make any payment when due and payable of all or any part of the principal or interest on the Note whether at maturity or by acceleration or otherwise.

9.2. Failure to Pay Taxes and Insurance. Failure to pay when due and payable any taxes or insurance premiums.

9.3. Failure to Perform. Failure to perform or observe any requirement in the Loan Documents; or if a breach shall occur with respect to any representation or warranty contained in the Loan Documents and such breach shall not be cured within thirty (30) days.

9.4. Execution Against **Borrower**. If execution shall be issued against **Borrower** or the Property.

9.5. Death. The death of **Borrower** unless loan is paid in full.

9.6. Financial Difficulty. If **Borrower** shall be involved in any financial difficulty as evidenced by:

(a) failure of **Borrower** to pay its debts generally as they become due; or

(b) **Borrower's** filing of a petition under any section of the Bankruptcy Code or the filing of a receivership or consenting to appointment of a receiver under Pennsylvania law; or

(c) making an assignment for the benefit of creditors; or

(d) **Borrower** being adjudicated a bankrupt; or

(e) entry of a court order which shall not be vacated or stayed within ninety (90) days from the date of entry,

(i) appointing a receiver or trustee for all or a substantial part of **Borrower's** property,

(ii) approving a petition filed against **Borrower** under any section of the Bankruptcy Code.

THEN, in addition to such other remedies as may be set forth in any Loan Documents, **RAAC** may, at its option, proceed to protect and to enforce its rights by suit in equity or action in law. In the event of any default in the Loan Documents, the **Borrower** unconditionally agrees to pay all costs of **RAAC.**

SECTION 10: MISCELLANEOUS

10.1. Survival. All covenants, agreements, representations and warranties made in the Loan Documents shall be deemed to have been and are material and relied upon by **RAAC** and as such survive until **Borrower's** payment of its obligations under the Loan Documents.

10.2. Sealed Instruments; Controlling Law; Severability. This Agreement shall be treated as a sealed instrument and shall be governed by the laws of Pennsylvania. If any part of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby.

10.3. Notices. Any notice or demand required by the Loan Documents shall be deemed to have been given by being sent by overnight courier or certified or registered mail, postage prepaid, to the following addresses:

To: Redevelopment Authority of Allegheny County
425 Sixth Avenue, Suite 800
Pittsburgh, PA 15219

ATTN: Ivan Flood Relief

To: Borrower
Innovative Designs
223 North Main Street
Suite #1
Pittsburgh, PA 15215

or, if any other address shall at any time be designated by any of the above in writing, to such other address.

10.4. Headings. Headings and titles to paragraphs in this Agreement are for the convenience of reference only and shall not be deemed to constitute a part hereof.

10.5. Integration. This Agreement constitutes the entire agreement between the parties. Any modification to this Agreement must be in writing.

10.6. Counterparts and Originals. This Agreement may be executed in counterparts which shall all be originals.

10.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:

____

REDEVELOPMENT AUTHORITY OF ALLEGHENY COUNTY

By: ____________________
Name

BORROWER:

WITNESS:

____

Innovative Designs

By: ____________________
Joseph Riccelli (Title)

GUARANTY AND SURETYSHIP AGREEMENT

with

POWER TO CONFESS JUDGMENT

1. To induce the **Redevelopment Authority of County of Allegheny,** a political subdivision of the Commonwealth of Pennsylvania, by and through its Department of Economic Development, having its principal office at 425 Sixth Avenue, Suite 800, Pittsburgh, Pennsylvania 15219, (hereinafter referred to as Lender), to make, renew, extend or continue a loan, or to extend any other financial accommodation to **Innovative Designs** (hereinafter referred to as **Borrower**) the Undersigned does hereby unconditionally guarantee and become surety for the prompt and punctual payment at maturity, whether by acceleration or otherwise, of the principal and interest on a **$13,923 Note** of even date herewith and executed by the Borrower plus all costs, expenses and fees including attorney fees, whether as maker, drawer, endorser, guarantor, surety or otherwise whatsoever, due or to become due, direct or contingent, whether with any other person or persons or not, and whether now existing or contemporaneously or hereafter arising or contracted (hereafter Indebtedness).

2. Lender shall not be required as a condition of the liability of the Undersigned to make any demand upon or to pursue any of its rights against Borrower or any assets pledged by Borrower or any other Guarantors, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of any such Indebtedness or obligation.

3. The Undersigned does hereby waive any notice of the incurring by

Borrower of any indebtedness or obligation to Lender. The Undersigned also waives presentment and notice of default with respect to any evidence of Indebtedness of Borrower to Lender and, until Lender shall have been paid in full, any right Undersigned might otherwise have to subrogation, contribution, indemnity or other claim against Borrower or the marshalling of Borrower's assets.

4. Lender, without notice to the Undersigned, shall have the right to deal in any manner it shall see fit with any Indebtedness of Borrower to it and with any security for such Indebtedness and may accept partial payments on account of any Indebtedness or obligation of Borrower and may grant extensions or renewals of all or any part of any such Indebtedness and may at any time and from time to time demand or receive additional security for any such Indebtedness or obligation and may accept substitutes for or release all or any security which it holds or may hold for any Indebtedness or obligation of Borrower and may apply payments received on the Indebtedness in any manner Lender shall see fit including application to other obligations of the Borrower whether or not the payments are voluntary or involuntary.

5. In the event Borrower shall at any time fail to pay Lender when the same shall become due the principal of or interest on any Indebtedness or obligation, the Undersigned promises to pay such amount to Lender within 30 days of default.

6. UPON DEFAULT, AND AFTER THE EXPIRATION OF 30 DAYS WRITTEN NOTICE THEREOF, THE UNDERSIGNED HEREBY FURTHER AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY COURT OF RECORD WITHIN THE UNITED STATES OF AMERICA OR ELSEWHERE TO APPEAR FOR THE UNDERSIGNED AND, WITH OR WITHOUT DECLARATION FILED, CONFESS

JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF LENDER OR ITS SUCCESSORS AND ASSIGNS FOR THE UNPAID BALANCE OR BALANCES OF ANY SUCH INDEBTEDNESS OR OBLIGATION OF THE BORROWER TO IT IF NOT PAID WHEN DUE, WHETHER BY ACCELERATION OR OTHERWISE, WITH COSTS OF SUIT, ACTUAL ATTORNEY'S FEE OR TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00), WHICHEVER IS GREATER, FOR COLLECTION, WITH RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION OR RIGHT OF APPEAL, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE ARE HEREBY WAIVED AND CONDEMNATION AGREED TO AND NO BENEFIT OF EXEMPTION WILL BE CLAIMED UNDER AND BY VIRTUE OF ANY EXEMPTION OF LAW NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER, ITS SUCCESSORS AND ASSIGNS SHALL ELECT, UNTIL SUCH TIME AS LENDER, ITS SUBLESSORS AND ASSIGNS SHALL HAVE RECEIVED PAYMENT IN FULL OF SUCH INDEBTEDNESS OF BORROWER TOGETHER WITH INTEREST THEREON AND COSTS.

7. This Agreement shall continue in force in any event for so long as there shall exist any Indebtedness between Lender and Borrower.

8. Undersigned hereby further covenants and agrees to provide Lender

annually with copies of its filed Federal and State income tax returns.

9. Lender may, without notice to the Undersigned and without prejudice to This Agreement, release and discharge from liability to it any of the Undersigned, if the Undersigned is more than one, or the Borrower, or any other guarantor of or surety for the payment of any Indebtedness or obligation of Borrower to Lender, any of the Undersigned not so discharged agrees to remain bound hereby notwithstanding.

10. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right.

11. As used herein "Undersigned", if there is more than one, shall mean all of the Undersigned, each or any of them and in such case they are jointly and severally bound.

12. The Undersigned intends to be legally bound hereby and all issues arising hereunder shall be governed by the Law of Pennsylvania.

13. Should any provisions hereof be declared or deemed illegal or unenforceable hereunder by any court of competent jurisdiction, then and in that event this agreement shall remain in full force and effect and shall be read as if such provision does not exist herein.

WITNESS the due execution and sealing hereof with the intent of being legally bound this 2th day of June, 2005.

WITNESS:

____

____

Name: Joseph Riccelli

AFFIDAVIT

COMMONWEALTH OF PENNSYLVANIA)
) SS:
COUNTY OF ALLEGHENY)

On this, the 20th day of June, 2005, before me, the undersigned officer, a Notary Public, personally appeared Joseph Riccelli, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:

Angela G. Hicks
Notary Public

Notarial Seal
Angela G. Hicks, Notary Public
City Of Pittsburgh, Allegheny County
My Commission Expires Apr. 1, 2006
Member, Pennsylvania Association Of Notaries

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, made and entered into on the 2nd day of June, 2005.

BY AND BETWEEN

Innovative Designs, whose principal place of business is located at 223North Main Street, Suite #1, Pittsburgh, PA 15215 (hereinafter referred to as **Borrower**),

AND

REDEVELOPMENT AUTHORITY OF ALLEGHENY COUNTY, 425 Sixth Avenue, Suite 800, Pittsburgh, PA 15219, (hereinafter referred to as **RAAC**);

WITNESSETH:

WHEREAS, **RAAC**, as of even date herewith has made a loan to **Borrower** in the total principal amount of **Thirteen Thousand Nine Hundred Twenty Three Dollars ($13,923)** (the **Loan**), in accordance with the terms of that certain Loan/Grant Agreement by and between **RAAC** and **Borrower** (hereinafter referred to as the Loan/Grant Agreement); and evidenced by a Promissory Note of even date herewith (Note); and

WHEREAS, **Borrower** desires to secure the Loan (as defined in Section 2 of this Agreement) in the manner hereinafter set forth;

NOW THEREFORE, intending to be legally bound hereby and as an inducement to **RAAC** to make the Loan to **Borrower** under the Note and Loan Agreement, the parties hereto covenant and agree as follows:

1. Recitals: The foregoing recitals are incorporated herein and made a part hereof.

2. Certain Definitions: In addition to other terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly otherwise requires:

A. Agreement shall mean this Security Agreement as from time to time amended or supplemented.

B. Code shall mean the Uniform Commercial Code as enacted and in effect in the Commonwealth of Pennsylvania at the date of this Agreement.

C. Collateral shall mean a subordinate lien against all business assets.

D. Loan shall mean (I) all indebtedness, both principal and interest, of the **Borrower** to **RAAC** concurrently made herewith or hereafter under the Loan Agreement together with any and all indebtedness created or incurred under any renewal, refinancing or refunding or of any increase in the amount of the loan, (II) all cost and expenses incurred by **RAAC** in collection of any such indebtedness, and (III) all future advances made by **RAAC** for the protection, preservation or collection of any portion of the Collateral.

3. Security Interest: **Borrower** hereby agrees that **RAAC** shall have, and hereby grants to and creates in favor of **RAAC**, for value received, a subordinate lien under the Code in and to the Collateral as security for the payment of the Loan.

4. Title: **Borrower** shall have full fee simple title to the Collateral and the Borrower will, at its cost and expense, defend any action which may affect **RAAC**'s security interest in, or title of the Borrower to the Collateral.

5. Sale, Lease or Disposition of Collateral: Except in the ordinary course of

business **Borrower** will not, without the written consent of **RAAC** sell, contract to sell, lease or dispose of the Collateral or any interest herein until this Agreement and all debts secured thereby have been fully satisfied.

6. Maintenance of Collateral: **Borrower** shall not impair the value of the Collateral and must perform all obligations and duties required to maintain the Collateral. **Borrower** shall not cause itself to be in default or in any other manner breach its duties and obligations under the Collateral.

7. Risk of Loss; Insurance: **Borrower** shall procure and keep in force fire, flood and extended coverage insurance on all of the insurable property of **Borrower**, real and personal, and against such other hazards and liabilities and in such amounts as is customarily maintained by companies in similar business. **Borrower** hereby assigns to **RAAC** the right of all insurance proceeds not exceeding the unpaid balance of the Loan, directs any such insurer to pay such proceeds to **RAAC**, and authorizes **RAAC** to endorse any draft for the proceeds.

8. Location of Collateral: **Borrower** further represents, warrants and certifies to **RAAC** that: The offices where **Borrower** keeps its records concerning the Collateral hereby attached are located at **Borrower's** place of business set forth above and **Borrower** will promptly notify **RAAC** of any proposed change thereof, or any relocation of the Collateral.

9. Books and Records: **Borrower** covenants and agrees that it will keep accurate and complete books and records with respect to the Collateral at **Borrower's** Place of Business as first written hereinabove and will furnish copies of such books and records to **RAAC** with reasonable promptness from time to time upon request.

10. Decrease in Value of Collateral: If in **RAAC's** Judgment the Collateral has materially decreased in value or if **RAAC** at any time deems that it is insecure, **Borrower** shall either provide enough additional Collateral to satisfy **RAAC** or reduce the total indebtedness by an amount sufficient to satisfy **RAAC**.

11. Filing Fees; Perfection of Security Interest: **RAAC** is hereby appointed the attorney-in-fact of **Borrower** to do all acts and things which **RAAC** may deem necessary or advisable in order to perfect and continue perfecting its security interest in the Collateral. Promptly upon request of **RAAC** from time to time, **Borrower** will do all such other acts and things and will execute and deliver to **RAAC** all such other instruments and documents and all such other and further assurances as **RAAC** may deem necessary or advisable in order to perfect and continue perfecting its security interest in the Collateral or any part thereof.

12. Events of Default: If any one or more of the following Events of Default shall occur and be continuing, that is to say:

A. **Borrower** shall default in any payment of principal of or interest on any other obligation for borrowed money or in the performance or any other agreement, term or condition contained in any agreement under which any such obligation was created ; or

B. Any representation or warranty herein made by the Guarantors and **Borrower** shall prove to have been false or misleading in any material respect as of the time made or furnished; or

C. **Borrower** shall default in the due observance of performance of any or the covenants or agreements of **Borrower** contained in this Agreement or

in the Loan Agreement; or

D. Loss, theft, substantial damage, destruction, sale or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereon.

Then, and in any such event, **RAAC** shall have such rights and remedies with respect to the Collateral or any part thereof as are provided by the Code and such other rights and with remedies with respect thereto as are accorded by law or in equity or under this Agreement, including without limitation the right to take possession of the Collateral with or without judicial process and to thereafter sell the Collateral at public or private sale.

Upon such occurrence of any such Event of Default, **RAAC** shall have the right, without notice to or consent of **Borrower**, to notify account debtors of the grant to and the creation in favor of **RAAC** of the security interest in and to the Collateral under this Agreement, directly to **RAAC** at its principal office and to assume entire control over all proceeds of the Collateral.

RAAC shall apply the proceeds of the Collateral following collection and/or sale thereof after the occurrence of such a default, first to the payment of the reasonable costs and expenses incurred by **RAAC** in connection therewith, including reasonable attorney=s fees and legal expenses, second to the repayment of all other amounts due and unpaid on the Loan, whether on account of principal or accrued interest or otherwise as **RAAC** in its sole discretion may elect, and then to pay the balance, if any, as required by law. If the proceeds shall be insufficient to pay the above-described amounts, **Borrower** shall be liable to **RAAC** for the deficiency.

13. Applicable Law; Severability: It is stipulated and agreed by **Borrower** and

RAAC that this Agreement shall be governed by and construed in accordance with the laws, including the conflict of laws, and rules of the Commonwealth of Pennsylvania. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

14. Waiver: No Failure or delay on the part of **RAAC** exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege; no such failure or delay by **RAAC** shall constitute a waiver of its rights hereunder. The rights and remedies of **RAAC** hereunder are cumulative and not exclusive of any right or remedy which it may otherwise have.

15. Miscellaneous: Upon payment in full of the Loan, or upon mutual agreement of all parties thereto, this Agreement shall terminate and be of no further force and effect. Until such time, however, this Agreement shall be binding upon and inure to the benefit of **RAAC**, **Borrower** and their respective successors and assigns, except that **Borrower** may not assign or transfer its rights or obligations hereunder.

IN WITNESS WHEREOF, the parties hereto, individually and by their officers duly authorized, have executed this Agreement as of the day and year first above written.

WITNESS:

____

BORROWER:

Innovative Designs

By: ______________________
Joseph Riccelli (Title)

ATTEST:

____

REDEVELOPMENT AUTHORITY OF ALLEGHENY COUNTY

By: ______________________
Name

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA)
) SS:
COUNTY OF ALLEGHENY)

On this, the 20th day of June, 2005, before the undersigned officer, a Notary Public, personally appeared Joseph Riccelli, who acknowledged that they did execute the foregoing instrument as an officer of the Borrower for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Angela G. Hicks
Notary Public

My Commission Expires:

Notarial Seal
Angela G. Hicks, Notary Public
City Of Pittsburgh, Allegheny County
My Commission Expires Apr. 1, 2006
Member, Pennsylvania Association Of Notaries